SCHEDULE 14A INFORMATION

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FIRST ADVANTAGE BANCORP 2008 EQUITY INCENTIVE PLAN

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested restricted shares of First Advantage Bancorp (the “Company”) common stock awarded to me under the First Advantage Bancorp 2008 Equity Incentive Plan (“Incentive Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 20, 2009.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Vernon M. Carrigan,	John T. Halliburton and	David L. Watson

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

Date:_____________________________	__________________________________
Signature

Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than May 11, 2009.

FIRST FEDERAL SAVINGS BANK STOCK-BASED DEFERRAL PLAN

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested restricted shares of First Advantage Bancorp (the “Company”) common stock awarded to me under the First Federal Savings Bank Stock-Based Deferral Plan (“Stock Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 20, 2009.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Vernon M. Carrigan,	John T. Halliburton and	David L. Watson

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

The Stock Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

Date:_____________________________	__________________________________
Signature

Please complete, date, sign and return this form in the enclosed, postage-paid envelope no later than May 11, 2009.